SECOND AMENDMENT TO LEASE

This Second Amendment to Lease ("Amendment") dated as of May 15, 2011, is entered into by and between CLP INDUSTRIAL PROPERTIES, LLC, a Delaware limited partnership (herein, "Landlord"), and IMMUDYNE, INC., a Delaware corporation (herein, "Tenant").

Recitals:

A.          Landlord and Tenant are parties to a Lease with a Lease Reference Date of July 20, 2002, as amended by that certain Amendment to Lease dated May 29, 2008 (collectively, the “Original Lease”) pursuant to which Tenant leases from Landlord approximately 11,040 square feet of space (herein, the “Premises”) in the building (herein, the "Building") known as Empire Business Center, located at 7453 Empire Drive, Suite 400, Florence, KY 41042.

B.          The current term of the Lease expired on May 31, 2011.

C.          The parties desire to extend the Term of the Lease and make certain other modifications to the Lease as described herein.

NOW THEREFORE, the parties agree as follows:

1.          DEFINITIONS. Each term used and not defined in this Amendment shall mean what the Original Lease provides. Each term defined herein henceforth shall mean in the Original Lease what this Amendment provides. The Original lease, as this Amendment amends it, is the Lease.

2.          EXTENSION OF LEASE TERM. The current term of the Lease shall end on May 31, 2013 rather than May 31, 2011, unless the Lease provides that it shall end sooner.

3.          BASE RENT; ADDITIONAL RENT.

(A)        Base Rent. Effective June 1, 2011, Tenant shall pay Annual Rent for the Premises as follows:

	Annual Rent	Monthly Installment of Rent
6/1/11 – 5/31/12	$38,640.00	$3,220.00
6/1/12 – 5/31/13	$39,744.00	$3,312.00

(B)          Additional Rent. During the Term as so extended, Tenant shall pay Tenant's Proportionate Share of Expenses and Taxes as Article 4 of the Original Lease provides.

(C)          Other Charges. During the Term as so extended, Tenant shall pay all charges for electricity consumed at the premises and any other amounts that the Lease requires Tenant to pay.

4.          AS IS. Tenant shall accept the Premises during the Term as so extended in their "as is" condition.

5.          RATIFICATION. All provisions of the Lease not amended hereby shall remain in effect. The parties incorporate such provisions herein. The parties ratify the Original Lease, as this Amendment amends it.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first written above.

Landlord:	Tenant:

CLP INDUSTRIAL PROPERTIES, LLC	IMMUDYNE, INC.

By: RREEF Management Company, a Delaware
corporation, authorized agent

By:/s/ James E. Toney	By: /s/ Mark McLaughlin

Name: James E. Toney	Name: Mark McLaughlin